UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  [X]                            Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

ASPIRIANT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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ASPIRIANT TRUST

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

www.aspiriantfunds.com

877. 997.9971

October __, 2022

Dear Shareholder:

A Special Meeting of Shareholders of Aspiriant Trust (the “Trust”) has been scheduled for [10:00] a.m. Central time on December __, 2022, at the offices of Aspiriant, LLC (the “Adviser”) located at N19 W24200 Riverwood Dr, Suite 320, Pewaukee, Wisconsin 53188. The purpose of the meeting is to ask shareholders to:

(1) elect a Trustee to the Board of Trustees of the Trust (the “Board”); and

(2) eliminate the diversification policy of the Aspiriant Defensive Allocation Fund (the “Fund”), thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company.

The first proposal is applicable to each series of the Trust and all shareholders are being asked to vote on it. The Trustee nominee, Robert M. Wagman, is a current member of the Board and has served the Trust since the Board appointed him in July 2013. We are asking shareholders to elect Mr. Wagman to the Board so that the Trust has a Board entirely elected by shareholders.

The second proposal is applicable only to the Fund and only the Fund’s shareholders are being asked to vote on it. We are asking shareholders to approve the proposal to permit more flexibility in the investment management of the Fund. The elimination of the Fund’s diversification policy would permit greater flexibility with respect to the Fund’s investments in foreign funds, private funds, and other types of funds. The change would not affect the Fund’s investment objective or overall investment strategy.

Enclosed are a notice of the meeting, a proxy card, and a proxy statement that includes detailed information about the proposals. I hope that you find this information helpful and that you will promptly vote to approve the proposals. Your vote is extremely important regardless of how many shares you own.

Please read the enclosed information carefully before voting. If you have questions, please call [your financial advisor or] the Trust at 877. 997.9971.

I appreciate your participation and prompt response. Thank you for your continuing investment in the Aspiriant Funds.

Sincerely,

Robert J. Francais

President

ASPIRIANT TRUST

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

www.aspiriantfunds.com

877. 997.9971

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER __, 2022

A Special Meeting of Shareholders of Aspiriant Trust (the “Trust”) will be held at the offices of Aspiriant, LLC (the “Adviser”) located at N19 W24200 Riverwood Dr, Suite 320, Pewaukee, Wisconsin 53188, on December __, 2022 at 10:00 a.m. Central time for the following purposes:

1.	To elect a Trustee to the Board of Trustees of the Trust; and

2.	To approve the elimination of the diversification policy of the Aspiriant Defensive Allocation Fund (the “Fund”), thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company.

Shareholders of the Funds may also be asked to transact such other business as may properly come before the meeting or any adjournments thereof.

After careful consideration, the Board of Trustees recommends that you vote “FOR” the proposals.

Shareholders of record as of the close of business on October __, 2022 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card. This is important to ensure a quorum at the meeting.

In addition to voting by mail, you also may vote either by telephone or via the internet as follows:

To Vote by Telephone:		To Vote by Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We call your attention to the accompanying proxy statement and ask that you read it carefully before you vote. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the internet if you wish to take advantage of these voting options. We encourage you to vote your shares by telephone or internet as those methods will reduce the time and costs associated with this proxy solicitation.

Proxies may be revoked prior to the meeting by timely executing and submitting a revised proxy using one of the methods noted above, by giving written notice of revocation to the Trust prior to the meeting, or by voting in person at the meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact [your financial advisor or] the Trust at 877. 997.9971.

By Order of the Board of Trustees

Benjamin D. Schmidt

Secretary

October __, 2022

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE BY MAIL, TELEPHONE, OR INTERNET EVEN IF YOU PLAN TO ATTEND THE MEETING.

PROMPT VOTING IS REQUESTED. PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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PROXY STATEMENT

ASPIRIANT TRUST

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

www.aspiriantfund.com

877.997.9971

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR DECEMBER __, 2022

WHO IS ASKING FOR MY VOTE?

The Board of Trustees (the “Board”) of Aspiriant Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting of Shareholders, and the enclosed proxy card on or about October __, 2022, to all shareholders of record who have a beneficial interest in any series of the Trust (each a “Fund” and, collectively, the “Funds”) as of the close of business on October __, 2022 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders of the Trust (the “Special Meeting”).

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at the offices of Aspiriant, LLC (the “Adviser”) located at N19 W24200 Riverwood Dr, Suite 320, Pewaukee, Wisconsin 53188, and is scheduled for December __, 2022 at [10:00] a.m. Central time, as will any adjournment(s) or postponement(s) of the Special Meeting.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1.	To elect a Trustee to the Board; and

2.	To approve the elimination of the diversification policy of the Aspiriant Defensive Allocation Fund (the “Defensive Allocation Fund”), thereby changing the Defensive Allocation Fund’s classification from a diversified investment company to a non-diversified investment company.

Shareholders of the Funds may also be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

WHO IS ELIGIBLE TO VOTE?

All shareholders of record as of the close of business on the Record Date are eligible to vote. (See “How Do I Vote?” below and “Quorum and Voting Requirements” and “Submitting and Revoking Your Proxy” under “General Information” for a more detailed discussion of voting procedures.)

Each share of a Fund is entitled to one vote and fractional shares are counted as a fractional vote. The number of outstanding shares of each Fund on the Record Date is set forth in the table below.

Fund	Shares Outstanding
Aspiriant Risk-Managed Equity Allocation Fund
Aspiriant Risk-Managed Municipal Bond Fund
Aspiriant Defensive Allocation Fund
Aspiriant Risk-Managed Taxable Bond Fund

WHICH PROPOSALS DO I VOTE ON?

Shareholders of each Fund are being asked to vote on the first proposals. In addition to the first proposal, shareholders of the Defensive Allocation Fund also are being asked to vote on the second proposal.

The following table identifies whether shareholders’ votes will be counted on a fund-by-fund basis or collectively:

Proposal		Funds Voting
1.	To elect a Trustee to the Board of Trustees	All Funds voting together
2.	To approve the elimination of the diversification policy of the Defensive Allocation Fund, thereby changing the Defensive Allocation Fund’s classification from a diversified investment company to a non-diversified investment company	Defensive Allocation Fund only

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals listed above and in the Notice of Special Meeting of Shareholders for the Funds. You are receiving these proxy materials, including one proxy card, because you have the right to vote on at least one of these important proposals concerning your investment in a Fund.

HOW DO I VOTE?

You may vote in person or by mail, telephone or internet. Joint owners must each sign the proxy card. Shareholders of the Funds whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee. If your proxy is properly returned by the close of business on December __, 2022 if you vote by mail, or by 11:59 pm Central time on December __, 2022 if you vote by telephone or internet, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions with respect to a proposal but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Adviser has retained Okapi Partners LLC, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $________. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the proxy solicitor if their votes have not yet been received. Authorization to permit the proxy solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the proxy solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The proxy solicitor’s representative has the responsibility to explain the process, read the proposals on the proxy card, and ask for the shareholder’s instructions on the proposals. Although the proxy solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The proxy solicitor’s representative will record the shareholder’s instructions on the proxy card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the proxy solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the proxy solicitor toll-free at _________.

In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

Additional information about each Fund is available in its prospectus, statement of additional information, and shareholder reports.

You can obtain copies of a Fund’s prospectus, statement of additional information and shareholder reports, upon request, without charge, by writing to the Trust at 11100 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025, by calling 877.997.9971, or by accessing the Trust’s website at www.aspirianfunds.com, or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. This Proxy Statement should be read in conjunction with those documents.

WHAT IS THE REQUIRED VOTE FOR THE PROPOSALS?

With respect to the first proposal, if a quorum is present at the Special Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Special Meeting is required. With respect to the second proposal, approval requires the affirmative vote of a “majority of the outstanding voting securities” of the Defensive Allocation Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Defensive Allocation Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Defensive Allocation Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Defensive Allocation Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that shareholders of each applicable Fund vote “FOR” the proposals described in this Proxy Statement.

PROPOSAL 1: ELECTION OF TRUSTEE TO THE BOARD

WHAT IS PROPOSAL 1?

The purpose of this proposal is to ask shareholders to elect Robert M. Wagman to the Board of Trustees. Mr. Wagman is a current member of the Board. He was appointed by the other members on July 25, 2013 and has been serving as a Trustee of the Trust since that date.

The Board consists of three Trustees – Michael D. LeRoy, Robert D. Taylor, and Robert M. Wagman – all of whom are independent or disinterested persons within the meaning of the 1940 Act. A Trustee is deemed to be independent to the extent he or she is not an “interested person” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”). Messrs. LeRoy and Taylor each were elected by the initial shareholder of the Trust on October 24, 2012. The 1940 Act requires that at least two-thirds of the members of the Board be elected by shareholders. The Board proposes that shareholders of the Trust elect Mr. Wagman (the “Nominee”) to the Board so as to have a Board made up of members all of whom have been elected by shareholders, thereby providing the Board with the flexibility necessary to appoint new members in the future in compliance with the 1940 Act.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the Nominee. The Nominee has consented to being named in this Proxy Statement and to continue serving on the Board. However, if the Nominee should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee as the current Board may recommend.

WHO IS THE NOMINEE?

The following table contains the name and age of the Nominee, position(s) and length of service with the Trust, principal occupation during the past five years, any other directorships held by the Nominee, and the number of series in the Trust that the Nominee oversees. The business address of the Nominee is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Name and Age of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee
Robert M. Wagman Age 71	Trustee (no set term); since 2013	Retired	4	None

WHO ARE THE REMAINING TRUSTEES AND THE OFFICERS OF THE TRUST?

The following table contains similar information about the remaining Trustees and the officers of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Name and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael D. LeRoy Age 75	Trustee (no set term); since 2012	Principal, Crown Capital Advisors LLC (2000-present)	4	Member Board of Directors and Chairman of the Board, The Rockport Company, LLC (2017-2019)
Robert D. Taylor Age 61	Trustee (no set term); since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	4	None
Officers
Robert J. Francais Age 56	President (no set term); since 2013	Chief Executive Officer, Aspiriant, LLC (2010-present)	N/A	N/A
John D. Allen Age 51	Vice President (no set term); since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present)	N/A	N/A
Douglas S. Hendrickson Age 52	Treasurer (no set term); since 2016	Chief Financial Officer, Aspiriant, LLC (2016-present)	N/A	N/A
Benjamin D. Schmidt Age 45	Assistant Treasurer, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer (no set term); since 2015	Director, Aspiriant, LLC (2015-present)	N/A	N/A

WHAT ARE THE BOARD’S RESPONSIBILITIES?

The Board has the overall responsibility for monitoring the operations of the Trust and the Funds. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Funds. The Board has approved contracts under which certain companies provide essential management services to the Trust. The Board has the responsibility for supervising the services provided by those companies.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, sub-advisers, principal underwriter, administrator, and transfer agent. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (for example, the Adviser and sub-advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board and the Adviser have emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies, and risks of the Funds, as well as proposed investment limitations for the Funds. Additionally, the Funds’ Adviser and sub-advisers provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-advisers, and other service providers, such as the Funds’ independent accountants, make periodic reports to the Board with respect to various aspects of risk management. The Board oversees efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis after the initial two-year term, the Board considers whether to renew the investment advisory and sub-advisory agreements and the Board meets with the Adviser and sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s and sub-advisers’ adherence to the Funds’ investment restrictions and compliance with various policies and procedures of the Funds and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the use of specific types of securities in managing the Funds.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of certain service providers. The report addresses (i) the operation of the policies and procedures of the Trust and each service provider since the date of the last report, (ii) any material changes to the policies and procedures since the date of the last report, (iii) any recommendations for material changes to the policies and procedures, and (iv) any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Board’s Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From its review of these reports and discussions with the Trust’s Chief Compliance Officer, Adviser, sub-advisers, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, available resources, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

WHAT IS THE STRUCTURE OF THE BOARD?

There are three members of the Board, each of whom is an Independent Trustees. Mr. Wagman serves as Chair of the Board. The Board has one standing committee, the Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee operates under a written charter approved by the Board, which is included in Appendix A to the Proxy Statement. The Audit Committee is chaired by an Independent Trustee and composed entirely of Independent Trustees. The Audit Committee met twice during the most recently completed fiscal year.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, among other things, the fact that the Independent Trustees constitute 100% of the Board, the anticipated amount of assets under management in the Trust, the number of funds and share classes overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

The Board does not have a standing nominating committee. Should a shareholder submit a trustee recommendation to the Trust, the Board would consider such recommendation in the same manner as all other candidates.

WHAT ARE THE INDIVIDUAL TRUSTEE’S QUALIFICATIONS?

The Board has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Trust provided by management, to identify and request other information deemed relevant to the performance of duties as a trustee, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise business judgment in a manner that serves the best interests of the Trust’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes, and skills as described below.

The Board has concluded that Mr. LeRoy should serve as Trustee because of his background in business and accounting, his knowledge of the mutual fund industry, and his experience as a trustee of other investment companies.

The Board has concluded that Mr. Taylor should serve as Trustee because of his extensive business and investment industry experience, legal background, and financial accounting expertise.

The Board has concluded that Mr. Wagman should serve as Trustee because of his background in business and accounting and his knowledge of the investment management industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

WHAT IS THE BOARD’S OWNERSHIP OF FUND SHARES?

The following table shows the dollar range of each Trustee’s beneficial ownership of shares of the Funds as of December 31, 2021:

Trustee Name	Fund	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael D. LeRoy	None	None	None
Robert D. Taylor	None	None	None
Robert M. Wagman	Aspiriant Risk-Managed Equity Allocation Fund	Over $100,000	Over $100,000
	Aspiriant Risk-Managed Municipal Bond Fund	Over $100,000
	Aspiriant Defensive Allocation Fund	Over $100,000
	Aspiriant Risk-Managed Taxable Bond Fund	None

As of [September 30], 2022, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of a Fund.

WHO ARE THE PRINCIPAL HOLDERS OF FUND SHARES?

As of [September 30], 2022, the following persons were record owners of 5% or more of the shares of a Fund. Shareholders having more than 25% beneficial ownership of a Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Fund	Shareholder/Address	Percentage of Ownership
Aspiriant Risk-Managed Equity Allocation Fund	Charles Schwab & Co Attn Mutual Funds 211 Main Street San Francisco, CA 94105
Aspiriant Risk-Managed Municipal Bond Fund	Charles Schwab & Co Attn Mutual Funds 211 Main Street San Francisco, CA 94105
Aspiriant Defensive Allocation Fund	Charles Schwab & Co Attn Mutual Funds 211 Main Street San Francisco, CA 94105
Aspiriant Risk-Managed Taxable Bond Fund	Charles Schwab & Co Attn Mutual Funds 211 Main Street San Francisco, CA 94105

WHAT IS THE BOARD’S COMPENSATION?

Effective April 1, 2022, each Trustee is paid an annual $75,000 retainer, as well as $2,000 for (i) each telephonic meeting of the Trust’s Board that he or she attends and (ii) any other telephonic communication for which the Independent Trustees approve such payment. From April 1, 2021 to March 31, 2022, the annual retainer was $70,000. The Chair of the Audit Committee is paid an additional $7,500 per year. Until September 8, 2022, a Trustee served as a member of a valuation committee and was paid an additional $2,000 per year. The following table shows the compensation paid to each Independent Trustee for the Trust’s fiscal year ended March 31, 2022:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Michael D. LeRoy	$89,000	N/A	N/A	$89,000
Robert D. Taylor	$79,500	N/A	N/A	$79,500
Robert M. Wagman	$79,500	N/A	N/A	$79,500

*	The Trust is the only registered investment company in the Fund Complex.

WHAT IS THE REQUIRED VOTE?

If a quorum is present at the Special Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Special Meeting is required for the election of the Nominee to the Board.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 1?

If shareholders of the Trust do not approve the Nominee, the Funds will continue to be managed under the oversight of the current Trustees and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF THE NOMINEE.

PROPOSAL 2: ELIMINATE THE ASPIRIANT DEFENSIVE ALLOCATION FUND’S DIVERSIFICATION POLICY

WHAT IS PROPOSAL 2?

Shareholders of the Fund are being asked to approve the elimination of the Fund’s fundamental investment policy regarding diversification, thereby changing the classification of the Defensive Allocation Fund (referred to in this section as the “Fund”) from a diversified investment company to a non-diversified investment company under the 1940 Act. At a meeting held on September 28, 2022, the Adviser recommended to the Board the change to the Fund’s classification from diversified to non-diversified by eliminating the Fund’s fundamental investment policy regarding diversification. The Board approved the elimination of the investment policy and recommends that shareholders also approve the change.

WHAT WAS CONSIDERED BY THE BOARD OF TRUSTEES?

In determining whether to approve the elimination of the Fund’s diversification policy, the Board considered information provided by the Adviser with respect to the portfolio management of the Fund. Currently, the Fund is classified as a diversified investment company and, therefore, pursuant to the diversification requirements of the 1940 Act, the Fund has a fundamental investment policy stating that, with respect to 75% of its total assets, it may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The change in classification from diversified to non-diversified is being proposed to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in foreign funds, private funds, and other types of funds without having to meet the limits of diversification under the 1940 Act described above. As a diversified investment company, the Fund is not able to fully implement the Adviser’s desired portfolio management decisions. As a non-diversified investment company, the Fund would be able to invest a greater percentage of its assets in a particular underlying fund. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular issuer held by the Fund may affect its value more than if it invested in a larger number of issuers and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. As a fund of funds, however, the Fund primarily invests in various types of underlying funds whose portfolio securities generally are numerous and offer a range of strategies.

WHAT IS THE REQUIRED VOTE?

Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The existing investment policy will remain in effect until shareholders approve the change. Therefore, it is very important that shareholders entitled to vote do so.

WHAT IF PROPOSAL 2 IS NOT APPROVED BY SHAREHOLDERS?

If shareholders of the Trust do not approve the elimination of the Fund’s diversification policy, the Fund will not have the increased flexibility sought by the Adviser with respect to investments in foreign funds, private funds, and other types of funds.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE
ELIMINATION OF THE FUND’S DIVERSIFICATION POLICY.

GENERAL INFORMATION

Service Providers

The Adviser’s principal place of business is 11100 Santa Monica Blvd, Suite 600, Los Angeles, California 90025. Aperio Group, LLC, located at Three Harbor Drive, Suite 204, Sausalito, California 94965, Grantham, Mayo, Van Otterloo & Co. LLC, located at 40 Rowes Wharf, Boston, Massachusetts 02110, and Wellington Management Company LLP, located at 280 Congress Street, Boston, Massachusetts, each serve as a sub-adviser to the Aspiriant Risk-Managed Equity Allocation Fund. Allspring Global Investments, LLC, located at 525 Market Street, 12th Floor, San Francisco, California 94105, MacKay Shields, LLC, located at 1345 Avenue of the Americas, New York, New York 101054, and Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, each serve as a sub-adviser to the Aspiriant Risk-Managed Municipal Bond Fund.

The Trust’s administrator and transfer agent is UMB Fund Services, Inc. and its principal underwriter is UMB Distribution Services, LLC, both of which are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. The Trust’s custodian and fund accountant is JP Morgan Chase Bank, N.A., which is located at Seaport Center, 70 Fargo Street, Boston, Massachusetts 02210-1950. Counsel to the Trust is Morgan, Lewis & Bockius LLP located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004.

Deloitte & Touche LLP, located at 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the registered independent public accounting firm for the Funds. The fees billed by Deloitte & Touche for professional audit services for the two most recent fiscal years ended March 31, as well as fees billed for other services rendered to the Funds, were as follows:

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years are $162,000 for 2022 and $151,400 for 2021.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) above are $17,745 for 2022 and $19,934 for 2021.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services for tax compliance, tax advice, and tax planning are $36,600 for 2022 and $34,200 for 2021.

(d) All Other Fees. There were no fees billed in either of the last two fiscal years for products and services other than the services reported in paragraphs (a) through (c) above.

The Audit Committee is responsible for pre-approving any engagement of Deloitte & Touche to provide audit and non-audit services to the Trust. The Audit Committee also is responsible for pre-approving non-audit services provided by Deloitte & Touche to the Adviser or any affiliate of the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the table above were pre-approved by the Trust’s Audit Committee. The Audit Committee will periodically consider whether Deloitte & Touche’s receipt of non-audit fees, if any, from the Adviser, and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds, is compatible with maintaining the independence of Deloitte & Touche.

Affiliated Brokerage

For the fiscal year ended March 31, 2022, the Funds paid no commissions on portfolio brokerage transactions to any broker who may be deemed to be a direct or indirect affiliated person of the Funds.

Quorum and Voting Requirements

Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of one-third (33 1/3%) of all shares of each Fund entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum or in the event that a quorum is present at the Special Meeting, but votes sufficient to approve a proposal are not received, the Special Meeting may be adjourned without notice other than announcement at the meeting.

Shareholders of all Funds will vote as a single class on Proposal 1. If the Nominee receives a plurality of the votes cast at the Special Meeting at which a quorum is present, he will be elected as a Trustee of the Trust. With respect to Proposal 2, shareholders of the Defensive Allocation Fund will vote on as a single class and approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Defensive Allocation Fund, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Defensive Allocation Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Defensive Allocation Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Defensive Allocation Fund.

For purposes of determining whether shareholders of a Fund have approved the proposals, abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be counted for or against the proposals. For this reason, abstentions and broker non-votes effectively will be a vote against a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposals. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) by internet, (2) by phone, or (3) by mail. We encourage you to vote by internet or phone. It is convenient and it saves the Trust significant postage and processing costs. In addition, when you vote by internet or phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by internet, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust; (ii) by properly executing a later-dated proxy (by the methods of voting described above); or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Shareholder Communications and Proposals

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, the communication should be submitted in writing to the Secretary of the Trust, c/o Aspiriant Trust, 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025, who will forward such communication to the Board.

The Trust is organized as a Delaware statutory trust and, as such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Amended and Restated Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Aspiriant Trust, 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholders Sharing the Same Address

Only one copy of this Proxy Statement will be delivered to shareholders of a Fund residing at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Trust at 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025, or call 877-997-9971. Shareholders wishing to receive separate copies of the Trust’s shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Trust as indicated above.

Other Business

The Board knows of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in accordance with their judgment.

REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING.

Your vote is extremely important, even if you only own a few of a Fund’s shares. The Special Meeting will have to be adjourned without conducting any business if a sufficient number of shares of each Fund entitled to vote in person or by proxy at the Special Meeting are not represented at the Special Meeting. In that event, the Funds would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Funds to hold the Special Meeting as scheduled, so please return your proxy card immediately or vote by internet or telephone.

If your vote is not received, you may be contacted by representatives of the Funds, employees or agents of the Adviser, or representatives of our proxy solicitor, and reminded to vote your shares.

By Order of the Board of Trustees

Robert J. Francais

President

October __, 2022

APPENDIX A

ASPIRIANT TRUST

AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Trust of Aspiriant Trust (the “Trust”), the Board of Trustees (the “Board”) of the Trust hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Trust. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Trust (a “disinterested trustee”) as that term is defined under the Investment Company Act of 1940 (the “1940 Act”). The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

● Recommending which firm to engage as the Trust’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

● Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

● Pre-approving all audit and permitted non-audit services the independent auditor provides to the Trust, and all services that the independent auditor provides to the Trust’s investment adviser(s) and advisory affiliates (that directly relate to the Trust’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval.

● Serving as a channel of communication between the independent auditor and the Board.

● Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust that are material to the Trust as a whole, if any, and management’s responses to any such reports.

● Reviewing any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of the Trust’s audited financial statements and any unusual circumstances reflected in those financial statements.

● Considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls.

● Reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements.

● Reviewing the procedures employed by the Trust in preparing published financial statements and related management commentaries.

● Reviewing and, where warranted, investigating allegations of misconduct affecting the Trust’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Trust’s management is responsible for (i) the preparation, presentation and integrity of the Trust’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Trust’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Trust’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

● The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

● The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or management.

● The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

● The Committee may delegate to one or more of its members, the authority to grant preapprovals for all audit and permissible non-audit services, including the fees associated with those services, when such pre-approvals are necessary or desirable prior to a regularly scheduled Committee meeting. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

● The Committee shall periodically review all procedures adopted by the Trust relating to the financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities and level 3 securities); and (iii) the pricing services used by the Trust.

PROXY PROXY

ASPIRIANT TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER [ ], 2022
N19 W24200 RIVERWOOD DR, SUITE 320
PEWAUKEE, WISCONSIN 53188

ASPIRIANT DEFENSIVE ALLOCATION FUND

The undersigned hereby appoints each of [and] as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Aspiriant Defensive Allocation Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 10 a.m., Central time, on December [ ], 2022 at the offices of Aspiriant, LLC (the "Adviser") located at N19 W24200 Riverwood Dr, Suite 320, Pewaukee, Wisconsin 53188 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED BELOW

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER [ ], 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ASPIRIANT

THANK YOU FOR VOTING

PROXY PROXY

ASPIRIANT TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER [ ], 2022
N19 W24200 RIVERWOOD DR, SUITE 320
PEWAUKEE, WISCONSIN 53188

[INSERT FUND NAME HERE]

The undersigned hereby appoints each of [and] as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the above-mentioned Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 10 a.m., Central time, on December [ ], 2022 at the offices of Aspiriant, LLC (the "Adviser") located at N19 W24200 Riverwood Dr, Suite 320, Pewaukee, Wisconsin 53188 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER [ ], 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ASPIRIANT

THANK YOU FOR VOTING